UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2013

PERRIGO COMPANY

(Exact Name of Registrant as Specified in Charter)

MICHIGAN	0-19725	38-2799573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Easter Avenue, Allegan, Michigan	49010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

In connection with the Transactions (as defined in Item 8.01 on this Form 8-K), on July 29, 2013, Perrigo Company, a Michigan corporation (“Perrigo”), and Elan Corporation, plc, a public limited company organized under the laws of Ireland (“Elan”), issued an announcement pursuant to Rule 2.5 of the Irish Takeover Rules (the “Rule 2.5 Announcement”) announcing that Perrigo and Elan have reached an agreement on the terms of an acquisition of Elan as described below in Item 8.01 of this Form 8-K. The full text of the Rule 2.5 Announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01. Other Events.

On July 28, 2013, Perrigo entered into a Transaction Agreement (the “Transaction Agreement”) between Elan, Blisfont Limited, a company organized under the laws of Ireland (“Holdco”), Habsont Limited, a company organized under the laws of Ireland and a wholly-owned subsidiary of Holdco (“Foreign Holdco”) and Leopard Company, a Delaware Corporation and a wholly-owned subsidiary of Foreign Holdco (“MergerSub”). Under the terms of the Transaction Agreement, (a) Holdco will acquire Elan (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Acts of 1963 – 2012 (the “Scheme”) and (b) MergerSub will merge with and into Perrigo, with Perrigo continuing as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). As a result of the Transactions, both Perrigo and Elan will become wholly-owned, indirect and direct subsidiaries of Holdco. Prior to the closing of the Transactions, Holdco will re-register, pursuant to the Irish Companies Act 1963 – 2012, as a public limited company, the ordinary shares of which are expected to be listed on the New York Stock Exchange and the Tel Aviv Stock Exchange.

NO OFFER OF SOLICITATION

This document does not constitute an offer to sell, or an invitation to subscribe for or purchase or purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Holdco will file with the SEC a registration statement on Form S-4, each of Perrigo and Elan will file with the SEC a proxy statement and each of Holdco, Perrigo and Elan will file with the SEC other documents with respect to the transactions contemplated by the Transaction Agreement. In addition, a definitive proxy statement will be mailed to shareholders of Perrigo and Elan. INVESTORS AND SECURITY HOLDERS OF PERRIGO AND ELAN ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement (when available) and other documents filed with the SEC by Holdco, Perrigo and Elan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Holdco and Perrigo will be available free of charge on Perrigo’s internet website at www.perrigo.com or by contacting Perrigo’s Investor Relations Department at +1-269-686-1709. Copies of the documents filed with the SEC by Elan will be available free of charge on Elan’s internet website at www.elan.com or by contacting Elan’s Investor Relations Department at +1-800-252-3526.

PARTICIPANTS IN THE SOLICITATION

Perrigo, Elan, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Transaction Agreement. Information about the directors and executive officers of Elan is set forth in its Annual Report on Form 20-F for the fiscal year ended 31 December 2012, which was filed with the SEC on 12 February 2013, its Report on Form 6-K, which was filed with the SEC on 28 February 2013, its Report on Form 6-K, which was filed with the SEC on 25 April 2013 and its Report on Form 6-K, which was filed with the SEC on 5 June 2013. Information about the directors and executive officers of Perrigo is set forth in its Annual Report on Form 10-K for the fiscal year ended 30 June 2012, which was filed with the SEC on 16 August 2012, its Quarterly Report on Form 10-Q for the quarter ended 29 September 2012, which was filed with the SEC on 7 November 2012, its Quarterly Report on Form 10-Q for the quarter ended 29 December 2012, which was filed with the SEC on 1 February 2013, its Quarterly Report on Form 10-Q for the quarter ended 30 March 2013, which was filed with the SEC on 7 May 2013, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on 26 September 2012. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

PERRIGO CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document includes certain ‘forward looking statements’ within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Perrigo, its expectations relating to the transactions contemplated by the Transaction Agreement and its future financial condition and performance, including estimated synergies. Statements that are not historical facts, including statements about Perrigo’s managements’ beliefs and expectations, are forward looking statements. Words such as ‘believes’, ‘anticipates’, ‘estimates’, ‘expects’, ‘intends’, ‘aims’, ‘potential’, ‘will’, ‘would’, ‘could’, ‘considered’, ‘likely’, ‘estimate’ and variations of these words and similar future or conditional expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements. While Perrigo believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Perrigo’s control. By their nature, forward looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from Perrigo’s current expectations depending upon a number of factors affecting Perrigo’s business, Elan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, the transactions contemplated by the Transaction Agreement; subsequent integration of the transactions contemplated by the Transaction Agreement and the ability to recognize the anticipated synergies and benefits of the transactions contemplated by the Transaction Agreement; the receipt of required regulatory approvals for the transactions contemplated by the Transaction Agreement (including the approval of antitrust authorities necessary to complete the transactions contemplated by the Transaction Agreement); access to available financing (including financing for the transactions contemplated by the Transaction Agreement) on a timely basis and on reasonable terms; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance; market acceptance of and continued demand for Perrigo’s, and Elan’s products; changes in tax laws or interpretations that could increase Perrigo’s or the combined company’s consolidated tax liabilities; and such other risks and uncertainties detailed in Perrigo’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in Perrigo’s Form 10-K for the fiscal year ended 30 June 2012, in Perrigo’s subsequent filings with the SEC and in other investor communications of Perrigo from time to time.

STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The Perrigo directors accept responsibility for all the information contained in this document other than information relating to the Elan Group, the directors of Elan and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the Perrigo directors (who have taken all reasonable care to ensure that such is the case), the information in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Barclays Bank PLC, acting through its investment bank, which is authorised by the Prudential Regulation Authority in the United Kingdom and regulated by the Financial Conduct Authority and the Prudential Regulation Authority, is acting exclusively for Perrigo and no one else in connection with the matters described herein and will not be responsible to anyone other than Perrigo for providing the protections afforded to its clients or for providing advice in relation to the matters described in this document or any transaction or any other matters referred to herein.

Citigroup Global Markets Inc, which is a member of SIPC and is a registered broker-dealer regulated by the Securities and Exchange Commission and Citigroup Global Markets Limited, which is authorised by the Prudential Regulation Authority and regulated by the Prudential Regulation Authority and the Financial Conduct Authority, are acting for Elan and no one else in relation to the matters referred to herein. In connection with such matters, Citigroup Global Markets Inc and Citigroup Global Markets Limited, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Elan for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

Davy and Davy Corporate Finance each of which are regulated in Ireland by the Central Bank of Ireland, are acting for Elan and no one else in relation to the matters referred to herein. In connection with such matters, Davy and Davy Corporate Finance, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Elan for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

Morgan Stanley & Co. International plc, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting as financial adviser to Elan and for no one else in relation to the matters referred to herein. In connection with such matters, Morgan Stanley, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Elan for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

Ondra LLP, which is regulated by the Financial Conduct Authority in the United Kingdom, is acting for Elan and no one else in relation to the matters referred to herein. In connection with such matters, Ondra LLP, its affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Elan for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

DEALING DISCLOSURE REQUIREMENT

Under the provisions of Rule 8.3 of the Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of Elan or Perrigo, all “dealings” in any “relevant securities” of Elan or Perrigo (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3:30 pm (Irish time) on the “business day” following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the “offer period” otherwise ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Elan or Perrigo, they will be deemed to be a single person for the purpose of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all “dealings” in “relevant securities” of Elan by Perrigo or “relevant securities” of Perrigo by Elan, or by any of their respective “associates” must also be disclosed by no later than 12 noon (Irish time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed can be found on the Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Takeover Rules, which can be found on the Takeover Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8 of the Takeover Rules, please consult the Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Takeover Panel on telephone number +353 (0)1 678 9020; fax number +353 (0)1 678 9289.

NO PROFIT FORECAST/ASSET VALUATION

No statement in this document is intended to constitute a profit forecast or asset valuation for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for either Perrigo, Holdco or Elan, as appropriate. Any synergy and earnings enhancement statements in this document should not be construed as a profit forecast or interpreted to mean that Holdco’s earnings in the first full fiscal year following the Acquisition, or in any subsequent period, would necessarily match or be greater than or be less than those of Perrigo and/or Elan for the relevant financial period or any other period. The bases and assumptions for the synergy numbers are set out in Appendix II of the Rule 2.5 Announcement. The synergies have been reported in accordance with Rule 19.3(b) of the Irish Takeover Rules.

GENERAL

This document should be read in conjunction with the full text of the Rule 2.5 Announcement issued by Perrigo and Elan on July 29, 2013. Appendix I o the Rule 2.5 Announcement contains the Conditions to the Implementation of the Scheme and the Acquisition; Appendix II to the Rule 2.5 Announcement contains further details of the sources of information and bases of calculations set out in the Rule 2.5 Announcement.; Appendix III to the Rule 2.5 Announcement contains definitions of certain expressions used in this document; and Appendix IV sets out the report from Ernst & Young in respect of certain merger benefit statements made in the Rule 2.5 Announcement. The Rule 2.5 Announcement has been published on a regulatory information service and will also be available on Perrigo’s website (www.perrigo.com) and Elan’s website (www.elan.com).

The release, publication or distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the Acquisition are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed Acquisition disclaim any responsibility or liability for the violations of any such restrictions by any person.

This document has been prepared for the purposes of complying with Irish law and the Takeover Rules and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws and regulations of any jurisdiction outside of Ireland.

This document does not constitute a prospectus or prospectus equivalent document.

Any response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme document to be delivered to Elan Shareholders or any document by which the Acquisition and the Scheme are made. Perrigo Shareholders and Elan Shareholders are advised to read carefully the formal documentation in relation to the transactions contemplated by the Transaction Agreement once the Scheme document has been dispatched.

Pursuant to Rule 2.6(c) of the Takeover Rules, the Rule 2.5 Announcement will be available to Perrigo employees on Perrigo’s website (www.perrigo.com) and Elan employees on Elan’s website (www.elan.com).

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Rule 2.5 Announcement, dated July 29, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY

Date: July 29, 2013	By:	/s/ Judy L. Brown
Judy L. Brown
Executive Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 99.1 – Rule 2.5 Announcement, dated July 29, 2013.